                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant: [X]

Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            Lindsay Manufacturing Co.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                           ---------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
                                                                          ------

      --------------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:
                                                                       ---------

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                ----------------

      --------------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:
                                                           ---------------------

      --------------------------------------------------------------------------

      (5)  Total fee paid:
                          ------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
                                  ----------------------------------------------

      (2)  Form, Schedule or Registration Statement No.:
                                                        ------------------------

      (3)  Filing Party:
                        --------------------------------------------------------

      (4)  Date Filed:
                      ----------------------------------------------------------

                            LINDSAY MANUFACTURING CO.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 30, 2001


     The Annual Meeting of Stockholders of Lindsay Manufacturing Co. (the "Company") will be held at the Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska, on Tuesday, January 30, 2001, at 8:30 a.m., Central Standard Time, for the following purposes:

     (1) To elect a director for a term ending in 2004.

     (2) To approve the Lindsay Manufacturing Co. 2001 Long-Term Incentive Plan.

     (3) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending August 31, 2001.

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Enclosed herewith is a Proxy Statement setting forth information with respect to the election of the director, approval of the 2001 Long-Term Incentive Plan and the ratification of the appointment of independent auditors.

     Only stockholders holding shares of Common Stock of record at the close of business on December 15, 2000 are entitled to notice of, and to vote, at the meeting.

     Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to sign and date the enclosed proxy which is solicited on behalf of the Board of Directors and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person.

                                          By Order of the Board of Directors

                                          /s/ Bruce C. Karsk
                                          ------------------
                                          Bruce C. Karsk, Secretary

                                          Omaha, Nebraska
                                          December 28, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.

                            LINDSAY MANUFACTURING CO.
                       2707 North 108th Street, Suite 102
                              Omaha, Nebraska 68164

                                 ---------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                                       of
                                  COMMON STOCK

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Lindsay Manufacturing Co. (the "Company") to be held on Tuesday, January 30, 2001 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are at 2707 North 108th Street, Suite 102, Omaha, Nebraska 68164. This Proxy Statement and the proxy cards are first being mailed to stockholders on or about December 28, 2000.

     The accompanying proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time before it is exercised by written notice of termination given to the Secretary of the Company or by filing with him a later-dated proxy. Furthermore, stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person. All shares of the Company's Common Stock represented by properly executed and unrevoked proxies will be voted by the Board of Directors of the Company in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" each of the proposals set forth in this Proxy Statement for consideration at the Annual Meeting. In addition, the directors believe shares held by executive officers and directors of the Company will be voted "FOR" each such proposal. Such shares represent approximately 5.8% of the total shares outstanding as of December 15, 2000. Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the meeting for purposes of determining a quorum, including shares with respect to which votes are withheld, abstentions are cast or there are broker nonvotes.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP
THEREOF BY PRINCIPAL STOCKHOLDERS,
DIRECTORS AND OFFICERS

     Only holders of Common Stock of record at the close of business on December 15, 2000 are entitled to vote at the Annual Meeting. At the record date, there were 11,695,619 shares of Common Stock which were issued and outstanding. Each share of Common Stock is entitled to one vote upon each matter to be voted on at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

         The following table sets forth, as of November 30, 2000, the beneficial ownership of the Company's Common Stock by directors and the nominee for director, by each of the executive officers named in the Summary Compensation Table, by each person believed by the Company to beneficially own more than 5% of the Company's Common Stock and by all present executive officers and directors of the Company as a group:


                                                                               NUMBER OF SHARES           PERCENT
                               NAME                                          BENEFICIALLY OWNED(1)       OF CLASS
                   ------------------------------                            ---------------------       ---------
DIRECTORS AND EXECUTIVE OFFICERS
Howard G. Buffett, Director                                                         36,566 (2)               *
Michael N. Christodolou, Director                                                    5,306 (2)               *
John W. Croghan, Director and Chairman of the Board                                152,993 (2)              1.3
Larry H. Cunningham, Director                                                            0                   *
Richard W. Parod, Director, President and Chief Executive   Officer                  2,800                   *
Bruce C. Karsk, Executive Vice President, Secretary,
  Treasurer and Director (3)                                                       159,036                  1.4
Eduardo R. Enriquez, Vice President--International
  and President of Lindsay International Sales
  Corporation                                                                       44,164 (2)
                                                                                                             *
Clifford P. Loseke, Vice President--Operations                                      96,595 (2)
                                                                                                             *
Robert S. Snoozy, Vice President--Domestic Sales                                    82,556 (2)
                                                                                                             *
All executive officers, directors and director nominee as a group
  (12 persons)                                                                     693,928 (2)              5.8
OTHER SHAREHOLDERS
Ontario Teachers' Pension Plan Board                                             1,735,830 (4)(7)          14.8
The Bass Management Trust and Other Related Parties                              1,444,833 (5)(7)          12.4
Gary D. Parker                                                                     755,616 (6)              6.5


-----------------------
*    Represents less than 1% of the outstanding Common Stock of the Company.

(1) Each shareholder has sole voting and investment power over the shares he beneficially owns, and all such shares are owned directly by the individual or their spouse unless otherwise indicated.

(2)  Includes 35,430; 5,060; 55,670; 10,200; 48,000; 48,000 and 250,360 shares which may be acquired currently or within 60 days of November 30, 2000 pursuant to the exercise of options by Messrs. Buffett, Christodolou, Croghan, Enriquez, Loseke, and Snoozy and the executive officers and directors as a group, respectively.

(3) Mr. Karsk will end his term as a director on January 30, 2001. Mr. Karsk will remain as an executive officer of the Company.

(4) Ontario Teachers' Pension Plan Board, 5650 Yonge Street, 5th Floor, Toronto, Canada M2M 4H5.

(5)  All shares held by The Bass Management Trust and Other Related Parties c/o
     W. Robert Catham, 201 Main Street, Suite 2600, Fort Worth, Texas 76102. Securities are held by The Bass Management Trust, 820 Management Trust and Sid R. Bass Management Trust.

(6) 6272 Country Club Drive, Columbus, Nebraska 68601. Mr. Parker is the former Chairman and Chief Executive Officer of the Company. The total excludes 45,566 shares owned by Mr. Parker's spouse, of which Mr. Parker has disclaimed beneficial ownership.

(7) Based on Schedules 13D, 13F or 13G filed with the Securities and Exchange Commission with respect to the Company's Common Stock.

                              ELECTION OF DIRECTOR

BOARD OF DIRECTORS AND COMMITTEES

     The Board has nominated Howard G. Buffett to serve as director for an additional three-year term and proxies submitted pursuant to this solicitation will be voted, unless specified otherwise, for the election of Mr.. Buffett. Mr. Buffett has expressed an intention to continue to serve, if elected, and the Board of Directors knows of no reason why he might be unavailable to continue to serve, if elected. If Mr. Buffett is unable to continue to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between Mr. Buffett and any other person pursuant to which he was nominated to serve on the Board of Directors.

     The election of a director requires the affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. Consequently, votes withheld and broker nonvotes with respect to the election of the director will have no impact on the election of the director. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. BUFFETT.

     Mr. Bruce C. Karsk will end his term as director as of the date of the Annual Meeting. As a result, the entire Board of Directors will consist of five members after January 30, 2001. The following table sets forth certain information regarding the directors of the Company. All members of, and the nominee to, the Board of Directors have held the positions with the companies (or their predecessors) set forth under "Principal Occupation" for at least five years, unless otherwise indicated.

                                                     PRINCIPAL                        DIRECTOR           TERM TO
       NAME                     AGE                 OCCUPATION                         SINCE             EXPIRE
       ----                     ---                 ----------                         -----             ------
                                                      NOMINEE
Howard G. Buffett               46    Chairman of the Board, The GSI Group(1)            1995              2001

                                      DIRECTORS CONTINUING IN OFFICE

John W. Croghan                 70    President of Lincoln Partners, a                   1989              2002
                                      partnership of Lincoln Capital
                                      Management Company(2)

Michael N. Christodolou         39    Founder and Managing Partner of Inwood             1999              2002
                                      Capital Partners, L.P.(3)

Larry H. Cunningham             56    Senior Vice President, Corporate Affairs           2000              2003
                                      for Archer Daniels Midland Company (4)

Richard W. Parod                47    President and Chief Executive Officer of           2000              2003
                                      Lindsay Manufacturing Co. (5)

-----------------
(1) Prior to joining The GSI Group in 1995, Mr. Buffett was Corporate Vice President, Assistant to the Chairman and director of Archer Daniels Midland Company from 1992 to 1995 and a County Commissioner of Douglas County, Nebraska from 1989 to 1992. Mr. Buffett is also a director of The GSI Group, Berkshire Hathaway, Inc., Coca-Cola Enterprises, Inc. and Trailmobile Canada Limited.

(2) Prior to 1997, Mr. Croghan was Chairman of Lincoln Capital Management Company. Mr. Croghan is also a director of Republic Services, Inc.

(3) From 1993 to 1999, Mr. Christodolou was Director of Equity Investments of Barbnet Investment Co. (formerly known as Thomas M. Taylor & Co.), an investment consulting firm providing services to various entities associated with certain members of the Bass Family of Fort Worth, Texas. Mr. Christodolou joined Thomas
M. Taylor & Co. in 1988 as an investment analyst. Mr. Christodolou is also a director of XTRA Corporation.

(4) Prior to joining Archer Daniels Midland Company in 1993, Mr. Cunningham was employed by A.E. Staley Manufacturing Company from 1965 to 1990. Mr. Cunningham is currently on the Board of Trustees for Millikin University and the James Millikin Trust.

(5) Prior to joining the Company, Mr. Parod was the Vice President and General Manager of Toro Irrigation from 1997. From 1993 to 1997, he was an executive officer of James Hardie Irrigation, serving as President 1994 to 1997.

     Information regarding executive officers of the Company is found in the Company's Annual Report which has been supplied with this Proxy Statement.

     The Board of Directors conducts its business through meetings of the Board and actions taken by written consent in lieu of meetings and by the actions of its committees. During the fiscal year ended August 31, 2000, the Board of Directors held four meetings and eight teleconference meetings. All directors attended 75% or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served during fiscal 2000.

     The Board of Directors has established three standing committees: Audit, Compensation and Nominating.

     AUDIT COMMITTEE. The functions performed by the Audit Committee include reviewing periodically with independent auditors the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing the year-end financials and the Security and Exchange Commission Form 10-K prior to its filing, reviewing quarterly financial results prior to their release to the public, reviewing the scope and results of the Company's internal auditing function, reviewing the adequacy of the Company's internal accounting controls with management and auditors and reviewing fees charged by the Company's independent auditors. The Audit Committee was composed of Directors Buffett, Christodolou and Croghan until January 2000 when Mr. Cunningham replaced Mr. Buffett. Mr. Christodolou is the Chairman of the Audit Committee. The Audit Committee met once and held six teleconference meetings during fiscal 2000.

     COMPENSATION COMMITTEE. The Compensation Committee reviews and approves compensation policy, changes in salary levels and bonus payment and awards pursuant to the Company's management incentive plans. The Compensation Committee currently consists of Directors Buffett, Christodolou and Croghan. Mr. Buffett is the Chairman of the Compensation Committee. The Compensation Committee held two meetings and five teleconference meetings during fiscal 2000.

     NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating persons to serve as directors of the Company. The Nominating Committee will consider nominees recommended by security holders which are submitted in the manner described under "Submission of Stockholder Proposals." During fiscal 2000, the Nominating Committee consisted of Directors Buffett, Christodolou and Croghan. In fiscal 2001, Mr. Cunningham replaced Mr. Buffett on the Nominating Committee. Mr. Christodolou is the Chairman of the Nominating Committee. The Nominating Committee held two meetings and one teleconference meeting during fiscal 2000.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company are paid $24,000 annually, plus $1,200 per day for attending meetings of the Board of Directors and $600 per day for attending any separate meetings of committees of the Board of Directors or other meetings at the request of the Company. Directors are also reimbursed for expenses they incur in attending meetings. Non-employee directors are also entitled to automatic awards of nonqualified options to purchase Common Stock. Continuing non-employee directors received a fixed annual grant of options to purchase 5,062 shares of Common Stock on September 3 of each year. A new director will receive an initial grant of options to purchase 25,312 shares of Common Stock on the first 3rd of September occurring after he or she becomes a Director. No other grants of stock options can be made to non-employee directors. In all cases, the exercise price for options granted to non-employee directors is equal to the closing price of the Common Stock on the date of the grant. Options granted to a non-employee director will vest 20% per year over a five-year period and unexercised options are subject to forfeiture if a director retires voluntarily or is terminated for cause. The grant of stock options to non-employee directors under the Company's proposed 2001 Long-Term Incentive Plan will be the same as under the Company's current 1991 Long-Term Incentive Plan. See "Adoption of 2001 Long-Term Incentive Plan." During fiscal 2000, the Company granted Mr. Christodolou options to purchase 25,312 shares and both Messrs. Buffett and Croghan were granted options to purchase 5,062 shares of Common Stock, all at an exercise price of $17.19 per share. No options were exercised by any non-employee director during fiscal 2000.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information regarding the annual and long-term compensation awarded to, earned by, or paid by the Company and its subsidiaries to, the Chief Executive Officer, its former Chief Executive Officer and the other four highest paid executive officers of the Company for services rendered during the three fiscal years ended August 31, 2000, August 31, 1999 and August 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                          ---------------------------------------
                                          ANNUAL COMPENSATION                       AWARDS              PAYOUTS
                                 -------------------------------------    -------------------------   -----------
         (A)             (B)       (C)        (D)           (E)              (F)             (G)          (H)             (I)
                                                                                         SECURITIES
                                                                          RESTRICTED     UNDERLYING
                                                       OTHER ANNUAL          STOCK        OPTIONS/       LTIP           ALL OTHER
  NAME AND PRINCIPAL              SALARY     BONUS    COMPENSATION (1)    AWARD (S)(2)      SARS      PAYOUTS (3)   COMPENSATION (4)
      POSITION           YEAR       ($)       ($)           ($)              ($)             (#)         ($)              ($)
--------------------    ------   --------   -------   ----------------    ------------   ----------   -----------   ----------------
Richard W. Parod          2000    115,385    150,000           --                 --        350,000          --            2,253
  President and Chief     1999         --         --           --                 --             --          --               --
  Executive Officer       1998         --         --           --                 --             --          --               --

Gary D. Parker(5)         2000    367,047         --           --            863,789             --          --           69,224
  Former President and    1999    367,047    450,000           --          1,252,969             --          --           75,198
  Chief Executive         1998    367,047    500,000           --          1,627,594             --          --           72,893
  Officer

Bruce C. Karsk            2000    154,688     90,000           --                 --             --          --           19,538
  Executive Vice          1999    147,457     90,000           --             59,063             --          --           20,140
  President, Secretary    1998    140,436     90,000           --            103,781             --          --           18,896
  and Treasurer

Eduardo R. Enriquez       2000    102,165     13,000           --                 --             --          --            6,819
  Vice President--        1999     99,300     13,000           --                 --          7,500          --            7,177
  International and       1998     96,408     16,750           --                 --          7,500          --            6,987
  President of Lindsay
  International Sales
  Corporation

Clifford P. Loseke        2000    111,240     53,000           --                 --             --          --           10,761
  Vice President--        1999    107,120     36,000           --             22,313          7,500          --           11,348
  Manufacturing           1998    103,000     34,000           --             29,250          7,500          --            9,722

Robert S. Snoozy          2000    103,032     93,966           --                 --             --          --           10,717
  Vice President--        1999     99,216     81,679           --             22,313          7,500          --           11,448
  Domestic Sales          1998     95,400     77,000           --             29,250          7,500          --           10,699


-------------------
     (1) No disclosure is required in this column pursuant to applicable Securities and Exchange Commission Regulations, as the aggregate value of items covered by this column does not exceed the lesser of $50,000 or 10% of the annual salary and bonus shown for each respective executive officer named.

     (2) Represents restricted stock awards of (i) 50,625, 60,750 and 60,750 to Mr. Parker in fiscal 2000, fiscal 1999 and fiscal 1998, respectively, (ii) 3,375 shares and 3,375 shares to Mr. Karsk, in fiscal 1999 and fiscal 1998, respectively, and (iii) 1,050 shares to each of Messrs. Loseke and Snoozy in fiscal 1999 (relating to fiscal 1998) and 1,125 shares to each of Messrs. Loseke and Snoozy in fiscal 1998 (relating to fiscal 1997). The restricted stock awards vest two years from the date of grant and participate in dividends on a nonpreferential basis. All of the fiscal 1999 and fiscal 1998 restricted stock awards to Messrs. Loseke and Snoozy were performance based. At August 31, 2000,
(i) the value of the award to Mr. Parker of 50,625 shares in fiscal 2000 was $923,906 and the value of each award to Mr. Parker of 60,750 shares in fiscal 1999 and 1998 was $1,108,688; (ii) the value of each award to Mr. Karsk of 3,375 shares in fiscal 1999 and 1998 was $61,594 and (iii) the value of the fiscal 1999 awards to Messrs. Loseke and Snoozy of 1,050 shares each was $19,163 and the value of the fiscal 1998 awards to Messrs. Loseke and Snoozy of 1,125 shares each was $20,531.

     (3)     The Company does not have a long-term incentive plan as defined in
Item 402 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     (4) These amounts for fiscal 2000 consist of defined contributions and matching contributions to the Company's defined contribution profit-sharing and 401(k) plan of $0, $9,305, $4,577, $8,488 and $8,762 for Messrs. Parod, Karsk,
Enriquez, Loseke and Snoozy, respectively, and of premiums for supplemental life and disability insurance (and, in the case of Messrs. Karsk and Parod, the value of split-dollar supplemental term life insurance) of $2,253, $10,223, $2,242, $2,273 and $1,955 for Messrs. Parod, Karsk, Enriquez, Loseke and Snoozy, respectively.

     (5) Mr. Parker retired as President and Chief Executive Officer on April 4, 2000. On December 1, 1999, Mr. Parker entered into an agreement with the Company under which he agreed to continue to be employed by the Company as a consultant after a new President and Chief Executive Officer was appointed through August 31, 2002. Under the agreement, Mr. Parker will receive a salary of $367,047 per year. Thereafter, Mr. Parker is entitled to payments for agreeing not to compete with the Company equal to $367,047 per year from September 1, 2002 through August 31, 2004 and $115,000 per year from September 1, 2004 through August 31, 2006. Commencing January 1, 2001, Mr. Parker is also entitled to an early retirement benefit under the Company's Supplemental Retirement Plan of $16,990 per month for life. and his wife is entitled to a survivor's benefit of $8,495 per month after Mr. Parker's death. Mr. Parker is not eligible to receive bonuses or any awards of stock options or restricted stock under his new agreement. However, during fiscal 2000, Mr. Parker was paid a $200,000 bonus earned in fiscal 1999 and supplemental deferred compensation of $200,000, plus interest, relating to fiscal 1998. On September 1, 2000, Mr. Parker received supplemental deferred compensation of $200,000, plus interest, relating to fiscal 1999. In addition, during fiscal 2000, a total of 50,625 shares of restricted stock relating to fiscal 1999 were awarded to Mr. Parker. Stock options and shares of restricted stock previously awarded to Mr. Parker will continue to vest under their original terms while he continues to serve as a consultant. Mr. Parker will be entitled to reimbursed of up to $25,000 per year for medical insurance coverage and physical examinations for him and his wife. The Company will provide Mr. Parker with $250,000 of life insurance coverage through August 31, 2006 and will continue to pay premiums on certain split-dollar life insurance policies. Mr. Parker will not be eligible to receive any other benefits.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information relating to options granted during fiscal 2000 to executive officers of the Company whose compensation is reported in the Summary Compensation Table.

                                                                                                   POTENTIAL REALIZED
                                                                                                 VALUE AT ASSUMED ANNUAL
                                                                                                   RATES OF STOCK PRICE
                                                                                                     APPRECIATION FOR
                                                                                                      OPTION TERM(2)
                                                                                                 -----------------------
       (A)                        (B)               (C)              (D)              (E)           (F)          (G)
                               NUMBER OF             %
                              SECURITIES          OF TOTAL
                              UNDERLYING        OPTIONS/SARS
                             OPTIONS/SARS        GRANTED TO       EXERCISE OR
                                GRANTED         EMPLOYEES IN      BASE PRICE       EXPIRATION
       NAME                      (#)(1)          FISCAL YEAR         ($/SH)           DATE         5%($)        10%($)
      ------                 ------------       ------------      -----------     -----------      -----        ------
Richard W. Parod                350,000             100%            $14.00       March 8, 2010   3,081,584    7,809,338
Gary D. Parker                    --                --                --              --            --           --
Bruce C. Karsk                    --                --                --              --            --           --
Eduardo R. Enriquez               --                --                --              --            --           --
Clifford P. Loseke                --                --                --              --            --           --
Robert S. Snoozy                  --                --                --              --            --           --

----------------
(1) The exercise price of all options granted during fiscal 2000 is equal to the fair market value of the Company's Common Stock on the date of grant. Each option expires ten years from the date of grant. Mr. Parod's options were granted pursuant to the terms of his Employment Agreement on March 8, 2000. Options for 300,000 shares granted to Mr. Parod will become exercisable 20% per year beginning on April 5, 2001 through April 5, 2005. The remaining 50,000 options granted to Mr. Parod will become exercisable on (i) the first day following completion of a 20 business day period during which the fair market value of the Company's Common Stock exceeds $40 per share provided the period occurs prior to April 5, 2005 or (b) April 5, 2009. Mr. Parod's options will also vest immediately in the event of certain "change of control" events described below under "Employment Agreements." No stock appreciation rights
(SARs) were granted during fiscal 2000.

(2) The dollar amounts set forth under these columns are the result of calculations of assumed annual rates of Common Stock price appreciation from the respective dates of the grant to the respective expiration dates of the options of 5% and 10%. These assumptions are not intended to forecast future price appreciation of the Company's Common Stock. The Company's stock price may increase or decrease in value over the time period set forth above.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     The following table sets forth certain information concerning options exercised during fiscal 2000, the number of unexercised options and the value of unexercised options at the end of fiscal 2000 for the executive officers of the Company whose compensation is reported in the Summary Compensation Table.

           (A)                      (B)                   (C)                     (D)                      (E)

                                                                               NUMBER OF                  VALUE OF
                                                                              SECURITIES                UNEXERCISED
                                                                              UNDERLYING                IN-THE-MONEY
                                                                              UNEXERCISED             OPTIONS/SARS AT
                                                                             OPTIONS/SARS AT             FISCAL YEAR
                                                                           FISCAL YEAR END(#)             END($)(1)
                              SHARES ACQUIRED        VALUE REALIZED           EXERCISABLE/               EXERCISABLE/
       NAME                   ON EXERCISE(#)             ($)(1)              UNEXERCISABLE             UNEXERCISABLE
      ------                  ---------------        --------------        ------------------         ---------------
Richard W. Parod                    -0-                   -0-                   -0-/350,000              -0-/1,487,500
Gary D. Parker                    136,701              1,889,342                 -0-/-0-                   -0-/-0-
Bruce C. Karsk                     71,149                979,999                 -0-/-0-                   -0-/-0-
Eduardo R. Enriquez                13,500                 85,813               7,200/10,500              31,081/17,625
Clifford P. Loseke                 20,250                258,125              45,000/10,500             373,531/17,625
Robert S. Snoozy                    -0-                   -0-                 45,000/10,500             373,531/17,625

---------------------
(1) Based on the difference between the closing sale price of the Common Stock on August 31, 2000 and the related option exercise price.

RETIREMENT PLAN

     The Company has a nonqualified Supplemental Retirement Plan (a defined benefit retirement plan) that provides participants with certain retirement benefits after the employee reaches his normal retirement age (age 62 for Messrs. Karsk, Loseke and Snoozy and age 65 for Mr. Enriquez) which would otherwise be denied them due to benefit limitations for Internal Revenue Code qualified plans. The retirement benefits payable to participants pursuant to this plan are determined by a calculation which is based on average annual earnings (base salary plus cash bonuses) for the three highest earning years during the ten year period immediately prior to the participant's retirement reduced by the participant's retirement benefits from the Company's Profit Sharing Plan, Social Security benefits payable, and benefits from any retirement or pension plan the participant may be entitled to from any prior employers.

     The Supplemental Retirement Plan provides reduced benefits for a participant who elects early retirement at age 55 (age 60 in the case of Mr. Enriquez) or later but before age 62 (age 65 in the case of Mr. Enriquez). While the benefits are paid from the general assets of the Company, the Company has secured life insurance on the participants to provide the Company with the funds necessary to provide the above described supplemental retirement benefits. Upon attainment of the normal retirement age the projected monthly benefits are $-0-, $-0-, $585 and $-0- for Messrs. Enriquez, Karsk, Loseke and Snoozy, respectively.

EMPLOYMENT AGREEMENT

     Pursuant to Mr. Parod's appointment as President and Chief Executive Officer, the Company has entered into an employment agreement with him, effective April 5, 2000 (the "Agreement"). Under the Agreement, Mr. Parod will receive a base salary of $300,000 per year, subject to annual review and potential increase by the Board of Directors, as well as a $75,000 sign-on bonus and other fringe benefits provided in the Company's employee benefit programs. Mr. Parod will also be entitled to an annual incentive bonus with a target of 60% of his annual salary and an actual payout of 0% to 120% of his annual salary based on individual and/or Company performance.

     Under the terms of his employment agreement, Mr. Parod was granted a total of 350,000 non-qualified stock options. The exercise price of these options is equal to the fair market value of the Company's Common Stock on the date of grant. Options for 300,000 shares granted to Mr. Parod will become exercisable 20% per year beginning on April 5, 2001 through April 5, 2005. The remaining 50,000 options will become exercisable on (i) the first day following completion of a 20 business day period during which the fair market value of the Company's Common Stock exceeds $40 per share provided the period occurs prior to April 5, 2005 or (b) April 5, 2009. All of Mr. Parod's options will vest immediately in the event of (a) a dissolution or liquidation of the Company, (b) a sale of substantially all the assets of the Company, (c) a merger or other combination involving the Company after which the owners of the Company immediately prior to such merger or combination own less than 50% of the outstanding shares of the Company, or (d) the acquisition of more than 50% of the Company's Common Stock by any person through a tender offer or otherwise. The options granted to Mr. Parod expire ten years from the date of grant.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

     The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

     The Compensation Committee of the Board of Directors is comprised of Howard
G. Buffett, Michael N. Christodolou and John W. Croghan, each of whom is an independent director of the Company. The Compensation Committee is responsible for setting policies with respect to compensation of the Company's executive officers.

     EXECUTIVE OFFICER COMPENSATION. The Compensation Committee endeavors to implement an executive compensation program that is effective in attracting, retaining and motivating the executive officers upon whom the Company relies to develop and implement its business strategy. The overall goal of the Company's compensation program is to maximize shareholder value. Accordingly, an important component of our compensation philosophy is to closely align the financial interests of the Company's executive officers with those of the shareholders.

     During fiscal 2000, the Company utilized a compensation package that provided its executive officers with a base salary, benefits and opportunities to receive performance bonuses as well as grants of stock options, stock appreciation rights and/or restricted stock under our existing long-term incentive plans. Base salaries were established based on the executive officers' prior salary and our view of the base salary levels for executive officers with comparable positions and responsibilities in similar companies. The remaining portion of each executive officer's 2000 compensation was directly related to the success of the Company. This is accomplished in two ways.

     First, each executive officer was eligible to earn a cash bonus based primarily upon the executive's individual performance considering qualitative and/or quantitative factors, including the performance of the operating and staff organization for which the executive officer is responsible. As an example of quantitative factors having a role in determining an executive officer's bonus, executive officers with sales responsibilities earn a bonus if specific sales and margin goals are obtained. In cases where performance for the year was below targeted levels, only nominal cash bonuses were earned. As specific quantitative goals were met or exceeded, executive officers earned progressively larger cash bonuses up to stated maximums. Qualitative factors, such as the overall performance of the individual executive officer, were also considered in arriving at the executive officers' cash bonuses for the year.

     Second, believing that significant ownership of Company stock serves to align management's interest with that of the Company's shareholders, executive officers who, in our opinion, contributed to the growth, development and financial success of the Company were awarded stock options and/or restricted stock. In order to motivate our executives to increase shareholder value, the exercise price of all stock options granted in 2000 was equal to market value of our Common Stock on the respective grant dates. Accordingly, these options will only have value if our shareholders also benefit from increasing share prices. In order to motivate the Company's executives to make a long-term commitment to the Company, stock options may not be exercised until they vest. All stock options granted in 2000 vest ratably over a five-year period. Likewise, grants of restricted stock do not vest until two years from the grant date. Until vested, these shares are subject to forfeiture provisions if an executive officers leaves the Company.

     In an effort to further improve the correlation between cash compensation and the Company's financial performance, the Compensation Committee engaged William M. Mercer, Inc., an international compensation consulting company, to assist it in the development of a management incentive program for the Company. For fiscal 2001, the Company has implemented a management incentive plan (the "Incentive Plan") that directly correlates employee bonuses to the achievement of both corporate and individual performance objectives. The Compensation Committee is responsible for approving objectives and otherwise administering the implementation of the Incentive Plan with respect to the Named Executive Officers. Under the Incentive Plan, a target bonus of 60% of base salary is established for the Chief Executive Officer and a target bonus of 35% of base salary is established for the other Named Executive Officers. Achievement of corporate objectives relating to revenue growth and operating margin will account for 80% of the total potential bonus paid to Named Executive Officers. Individual performance objectives, tailored to each officer's area of responsibility, will account for the remaining 20% of the total bonus potential. Measurable performance objectives have been established for each Named Executive Officer. Minimum "threshold" objectives levels must be achieved under the corporate and the individual component in order for any bonus to be earned under that component. Conversely, up to 200% of the target bonus amount may be paid if target objectives are significantly exceeded.

     DISCUSSION OF 2000 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER. As described above, the Compensation Committee is responsible for establishing total compensation for all executives, including Richard Parod, the Company's Chief Executive Officer. During fiscal 2000, the Company's former Chairman and Chief Executive Officer retired and the Board undertook to locate and attract a suitable replacement. The compensation package offered to attract Mr. Parod to join the Company operates in the same manner to that of the Company's other executive officers. Base salary was negotiated with Mr. Parod and reflects a number of factors including his previous salary level, the salary level of the Company's former Chief Executive officer and salary levels generally for chief executives of public manufacturing companies. Mr. Parod's bonus and stock option awards during fiscal 2000 were reflective of Mr. Parod's efforts in assuming the leadership of the Company and the Company's financial performance and other corporate accomplishments during the year.

     COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE. The current tax law imposes an annual, individual limit of $1 million on the deductibility of the Company's compensation payments to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Specified compensation is excluded for this purpose, including performance-based compensation, provided that certain conditions are satisfied. The Committee has determined to preserve, to the maximum extent practicable, the deductibility of all compensation payments to the Company's executive officers.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During fiscal 2000, there were no compensation committee interlocks and no insider participation in compensation decisions that were required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

                                       Howard G. Buffett, Chairman
                                       John W. Croghan
                                       Michael N. Christodolou

REPORT OF THE AUDIT COMMITTEE

     The following report of the audit committee of Lindsay Manufacturing Co. (the "Company") shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     The Audit Committee is comprised of Michael N. Christodolou, John W. Croghan and Larry H. Cunningham, each of which is an independent director of the Company under the rules adopted by the New York Stock Exchange. The Audit Committee operates under a written charter which is attached as an exhibit to this Proxy Statement.

     The Company's management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of internal controls and processes for that purpose. PricewaterhouseCoopers LLP ("PWC") acts as the Company's independent auditors and they are responsible for conducting an independent audit of the Company's annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended August 31, 2000 with management of the Company and with representatives of PWC. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company's financial position and results of its operations. Our discussions with PWC also included the matters required by Statement on Auditing Standard No. 61 (Communications with Audit Committees).

     In addition, the Audit Committee reviewed the independence of PWC. We received written disclosures and a letter from PWC regarding its independence as required by Independence Standards Board Standards No. 1 and discussed this information was discussed with PWC.

     Based on the foregoing, the Audit Committee has recommended to the full board of directors that the audited financial statements of the Company for the year ended August 31, 2000 be included in the Company's annual report on Form 10-K to be filed with the Securities and Exchange Commission.

                                      Michael N. Christodolou, Chairman
                                      John W. Croghan
                                      Larry H. Cunningham

                             STOCK PERFORMANCE GRAPH

     This stock performance graph is not deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and this stock performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

     The following stock performance graph is a comparison of the Cumulative Total Return on the Company's Common Stock over the five-year period ending August 31, 2000, with the Cumulative Total Return on the S&P Smallcap 600 Index and the S&P Machinery (Diversified)-500.


                          [TOTAL RETURN INDEX GRAPHIC]



SOURCE:  S&P COMPUSTAT            BASE YEAR = 100:   8/31/95

      COMPANY NAME                AUG-95      AUG-96      AUG-97      AUG-98      AUG-99      AUG-00
      ------------                ------      ------      ------      ------      ------      ------
LINDSAY MANUFACTURING CO          100.00      169.20      256.50      199.51      171.23      183.93
S&P SMALLCAP 600 INDEX            100.00      113.28      151.90      124.13      154.16      197.60
MACHINERY (DIVERSIFIED)-500       100.00      111.57      170.82      121.55      164.69      136.56

                                   ADOPTION OF
                          2001 LONG TERM INCENTIVE PLAN

     The Board of Directors has adopted the Lindsay Manufacturing Co. 2001 Long-Term Incentive Plan (the "Plan") in order to advance the interests of the Company and its shareholders by attracting, retaining and stimulating the performance of officers and other key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business. The Plan is also designed to promote the interests of the Company by providing nonemployee directors with an incentive to remain in the service of the Company. Adoption of the Plan is subject to the approval of the shareholders of the Company. If the Plan is approved by the shareholders, it will become effective as of December 1, 2000 and no further options or other awards will be granted under the Company's 1988 Long-Term Incentive Plan and 1991 Long-Term Incentive Plan (the "Prior Plans").

     The full text of the 2001 Long-Term Incentive Plan is set forth in Exhibit B to this Proxy Statement. Certain features of the 2001 Long-Term Incentive Plan are summarized below, but such summary is qualified in its entirety by reference to the full text of the 2001-Long Term Incentive Plan. All capitalized terms not defined herein shall have the meanings set forth in the 2001 Long-Term Incentive Plan.

     The Plan will be administered by the Compensation Committee of the Board of Directors, which has exclusive authority to determine the persons who will receive awards under the Plan and the terms of any awards made under the Plan. The Plan provides that each member of the Compensation Committee must be (i) a "Non-Employee Director as defined in Rule 16(b)(3) under the Securities Exchange Act of 1934 and (ii) an "outside director" as defined in the regulations under
Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

     The Plan provides for awards of stock options, restricted stock or stock appreciation rights ("SARs") to employees of the Company and for awards of stock options to nonemployee directors. Awards made to employees may be based on the achievement of performance or other objectives established by the Compensation Committee. A total of 900,000 shares of the Company's Common Stock may be issued under the Plan, subject to adjustments to reflect stock splits and similar events. If options or restricted stock awarded under the Plan (or under the Prior Plans or under the option to acquire 350,000 shares of Common Stock awarded to Mr. Parod independently of the Prior Plans) terminate without being fully vested or exercised, the number of shares represented thereby will be available again for grant under the Plan. No more than 180,000 shares of Common Stock may be issued to employees other than through options having an exercise price of not less than the fair market value of the underlying shares.

     Stock Options. Stock options granted under the Plan may be either incentive stock options that are qualified under Section 422 of the Code or non-qualified stock options. Stock options may be granted to employees at any time as determined by the Compensation Committee. Nonemployee directors joining the Board of Directors will be awarded an initial option to acquire 25,312 shares of Common Stock on the 3rd of September after they join the Board of Directors. Thereafter, each nonemployee director will receive an automatic award of an option to acquire 5,062 shares of Common Stock on an annual basis. The exercise price for stock options granted to an employee will be determined by the Compensation Committee and may be at, below or above the fair market value of the Company's Common Stock on the date of the grant. However, the exercise price for any incentive stock option must be no less than the fair market value of the Company's Common Stock on the date of the grant (or 110% of fair market value if the employee awarded the option holds 10% or more of the Company's outstanding Common Stock (a "10% Owner")). The exercise price of any stock option granted to a nonemployee director will be no less than the fair market value of the Company's Common Stock on the date of the automatic grant. No stock option granted under the Plan may have a term of more than 10 years (or five years for an incentive stock option granted to an employee who is a 10% Owner).

     Stock options granted under the Plan may not be exercised until they vest and no option will vest in less than six months from the date of grant. The Compensation Committee will determine the vesting schedule for all options and may impose additional restrictions on the exercise of any stock option. The exercise price of a stock option may be paid in cash, in shares of Common Stock of the Company or in any combination of cash or Common Stock.

     Stock options issued may not be transferred other than upon the death of the option holder. Prior to the exercise of a stock option, the option holder will have no rights as a shareholder with respect to the shares subject to the option.

     Restricted Stock. Under the Plan, shares of Common Stock may be awarded to employees without payment to the Company. These shares will be subject to such restrictions on transferability as the Committee shall impose; provided that the period of restriction may not exceed ten years from the date of an award of restricted stock. During the restriction period, the holder of restricted stock will be entitled to vote such shares and to receive all dividends, stock splits and other distributions on such shares. However, during the period of restriction, the restricted stock will be subject to forfeiture if the employee leaves the company other than due to death, permanent disability or retirement after age 65. The Compensation Committee may waive forfeiture of restricted shares unless the employee is terminated due to serious misconduct.

     SARs. SARs may only be granted to Company employees and may be granted either in conjunction with the grant of stock options or separately. The holder of SARs has the right to receive, without payment to the Company, a number of shares of Common Stock, cash or a combination thereof. The number of shares of Common Stock to be issued upon the exercise of a SAR will be equal to (a) the number of shares of Common Stock to which the SAR is exercised times (b) the amount of the appreciation in such shares divided by (c) the fair market value of the Common Stock on the exercise date. For this purpose, appreciation is equal to the amount by which the fair market value of the Common Stock on the exercise date exceeds (i) in the case of a SAR related to an option, the exercise price of the related stock option or (ii) in the case of a SAR granted alone, an amount determined by the Compensation Committee at the time SAR is granted. In lieu of issuing only shares of Common Stock upon the exercise of a SAR, the Compensation Committee may elect to pay the holder of the SAR cash or any combination of cash or Common Stock.

     Grants of Restricted Stock, SARs, cash payments or stock awards made under the Plan to employees may be made contingent on the achievement of performance or other objectives during a specified period. The performance measures that may be used by the Compensation Committee for such performance awards will be based on any one or more of the following: (i) earnings per share and/or growth in earnings per share in relation to target objectives (excluding the effect of extraordinary or nonrecurring items); (ii) operating cash flow and/or growth in operating cash flow in relation to target objectives; (iii) cash available in relation to target objectives; (iv) net income and/or growth in net income in relation to target objectives (excluding the effect of extraordinary or nonrecurring items); (v) revenue and/or growth in revenue in relation to target objectives; (vi) total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives; (vii) economic value added; (viii) stock price; (ix) return on invested capital in relation to target objectives; (x) return on shareholder equity in relation to target objectives; (xi) return on assets in relation to target objectives; and (xii) return on common book equity in relation to target objectives. The Compensation may modify the performance goals or the related minimum acceptable level of achievement for any period if it determines that such a change is necessary to reflect events or circumstances. The Compensation Committee may designate whether any such "performance award" to an employee is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code which generally limits compensation to an annual limit of $1,000,000, but exempts such performance-based compensation from the limitation. Any performance-based compensation awarded under the Plan must be conditioned on the achievement of one or more specified performance measures to the extent required by Section 162(m) of the Code.

     No individual may receive an award under the Plan that results in the individual receiving a stock option or restricted stock of more than 350,000 shares of Common Stock during any rolling 36-month period. In addition, no participant in the Plan may receive any cash awards under the Plan in excess of $5,000,000 in any rolling 36-month period.

     Notwithstanding any other provision of the Plan, all unvested or unexercisable awards made under the Plan will automatically vest and become exercisable without further action by the Board of Directors or the Committee upon a "Change in Control", unless otherwise provided in an award agreement. For purposes of the Plan, a "Change in Control" means (a) a dissolution or liquidation of the Company, (b) a sale of substantially all the assets of the Company, (c) a merger or other combination involving the Company after which the owners of the Company immediately prior to such merger or combination own less than 50% of the outstanding shares of the Company, or

(d) the acquisition of more than 50% of the Company's Common Stock by any person through a tender offer or otherwise. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

     The Plan may be amended from time to time by the Board of Directors. However, the Plan may not be amended to (a) increase the total number of shares of Common Stock that may be issued under the Plan or (b) change the number of shares of Common Stock that may be issued to employees with an exercise price less than the fair market value of the underlying shares without the prior consent of the shareholders of the Company. In addition, without the approval of the Company's stockholders, the Committee will not (i) reduce the exercise price of any option or (ii) cancel or settle for cash or other consideration an outstanding option and grant a replacement option at a lower exercise price, within 6 months before or after the cancellation.

     The Board of Directors believes that it is in the best interest of the Company and its shareholders to use awards of stock options, restricted stock and SARs in order to attract and retain qualified personnel at all levels of the organization and to align the interest of the Company's directors and employees with those of its shareholders. The Board of Directors believes that adoption of the Plan is necessary at this time to ensure that a sufficient number of options, SARs and shares of restricted stock are available as they are needed in the future. The approval of the Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions and broker nonvotes will not be considered shares entitled to vote with respect to approval of the adoption of the Plan and will not be counted as votes for or against the approval of the Plan.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2001 LONG-TERM INCENTIVE PLAN.

                     RATIFICATION OF APPOINTMENT OF AUDITOR

     PricewaterhouseCoopers LLP, who has been auditor for the Company since 1974, has been appointed by the Board of Directors as auditors for the Company and its subsidiaries for the fiscal year ending August 31, 2001. This appointment is being presented to the stockholders for ratification. The ratification of the appointment of auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered shares entitled to vote with respect to ratification of the appointment and will not be counted as votes for or against the ratification.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2001.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for presentation at the Annual Meeting must be received by the Secretary of the Company at its home office no later than January 5, 2001. Such proposals must set forth (i) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Company's Common Stock beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Nominations for directors may be submitted by stockholders by delivery of such nominations in writing to the Secretary of the Company by January 5, 2001. Only stockholders of record as of December 15, 2000 are entitled to bring business before the Annual Meeting or make nominations for directors.

     In order to be included in the Company's proxy statement and form of proxy relating to its next annual meeting, stockholder proposals must be submitted by August 22, 2001 to the Secretary of the Company at its home office. The inclusion of any such proposal in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

     Management does not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, and it does not know of any business which persons, other than the management, intend to present at the meeting. The enclosed proxy for the Annual Meeting confers discretionary authority on the Board of Directors to vote on any matter proposed by shareholders for consideration at the Annual Meeting if the Company did not receive written notice of the matter on or before January 5, 2001.

     The Company will bear the cost of soliciting proxies. To the extent necessary, proxies may be solicited by directors, officers and employees of the Company in person, by telephone or through other forms of communication, but such persons will not receive any additional compensation for such solicitation. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's shares. In addition to solicitation by mail, the Company will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of shares of the Company's Common Stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.

     The Company's Annual Report, including financial statements, is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. The Company has incorporated portions of its Annual Report into this Proxy Statement as indicated herein. However, such Annual Report is not to be considered part of this proxy solicitation material. IN ADDITION, ANY STOCKHOLDER WHO WISHES TO RECEIVE A COPY OF THE FORM 10-K FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION MAY OBTAIN A COPY WITHOUT CHARGE BY WRITING TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO MR. BRUCE C. KARSK AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                                      By Order of the Board of Directors

                                      /s/ Bruce C. Karsk
                                      ------------------
                                      Bruce C. Karsk, Secretary

                                      Omaha, Nebraska
                                      December 28, 2000

                                                                       EXHIBIT A

                            LINDSAY MANUFACTURING CO.

                             AUDIT COMMITTEE CHARTER

     The Audit Committee of Lindsay Manufacturing Co. shall be appointed by the Board of Directors annually and shall consist solely of three or more independent Directors, one of whom shall be appointed by the Board as the Chairman of the Committee. A Director shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. To effectively perform his role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business operations and risks.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate for the performance thereof:

A.   Financial Practices:

     1.   a.   Review and discuss with management the Company's Annual Report and the related Form 10-K including the financial statements therein, prior to their release to the public or filing with the SEC.

          b. Review and discuss with management the Company's quarterly financial results and financial statements prior to their release to the public.

     2. The Committee Chairman will review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto to the Committee Chairman will recommend to the Chairman of the Board and Vice President of Finance any changes which appear necessary to conform releases to appropriate disclosure practice.

     3. Study the format and timeliness of financial reports presented to the public or used internally and, when appropriate, recommend changes after consideration by the outside auditor and management.

     4. Periodically, at least annually, request that management or the Company's counsel provide a review of legal and environmental matters that may have a significant impact on the Company or its financial reports.

     5. Meet with the Company's Vice President of Finance to review safety, insurance, permissible investments, and other risk management issues that may have a significant impact on the Company or its financial reports.

     6. Examine whether management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

B.   Outside Auditor:

     The outside auditor is ultimately accountable to the Company's Board of Directors and Audit Committee who, as representatives of the shareholders, have the ultimate authority and responsibility to select, evaluate, and, where appropriate , replace the outside auditor.

     1. Review the management's recommendation on the outside auditor to be selected each year and make final proposal to the Board of Directors in respect to such appointment.

     2. In conjunction with the Vice President of Finance and the Corporate Controller, review the general scope of the annual audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

     3. Obtain from the outside auditor each year a formal written statement detailing all relationships between the auditor and the Company, and addressing whether the auditor is "independent" within applicable rules, as required by Independence Standards Board Standard No. 1, and discuss with the auditors their independence.

     4. Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

     5. Consider any significant non-audit assignments given to the to outside auditor and judge their impact upon the general independence of the audit firm as it performs the annual audit.

     6. Maintain an independent contact with the senior personnel of the outside auditor and communicate freely and openly with them in respect to the financial developments. Meet periodically, at least annually, with the outside auditor without any company officers or employees present.

C.   Internal Audit Function:

     1. While the Company does not have a separately staffed Internal Audit Department, certain activities performed by the financial executives within the Company are deemed to be similar to internal audit functions. Review periodically with the outside auditor and the Vice President of Finance and the Corporate Controller the scope and implications of the Company's internal audit-like activities and consider their adequacy.

     2. Maintain direct access to the Vice President of Finance and the individuals who report to him. If deemed useful, require that special studies be initiated on subjects of special interest to the Audit Committee.

     3. Support the direct interface of the Vice President of Finance and the Corporate Controller with members of the Audit Committee.

D.   Internal Control:

     1. Understand the system of internal control used by the Company. By means of special reports from financial management, make periodic reviews of significant aspects of the system.

     2. Review the comments on internal control submitted by the outside auditor and insure that appropriate suggestions for improvement are promptly addressed and incorporated into operating practices.

     3. Review the principal accounting practices as described in the footnotes to the Company's financial statements, as well as the financial and operating policies as contained in the Company's "Policy Manual." Obtain assurances from financial management and the Vice President of Finance that such practices and policies are being followed.

     4. At least annually, examine a detailed report of the expenses and perquisites of the officers of the Company and of the Board members and report to the Board of Directors on their appropriateness.

E.   Financial Reporting Processes:

     1. In consultation with the outside auditor and the Vice President of Finance review the integrity of the organization's financial reporting processes, both internal and external.

     2. Consider the outside auditor's judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditor, management or the Vice President of Finance.

F.   Financial Staff:

     1. Review the professionalism and competence of the principal financial executives and consider their present and future abilities to represent the Company's interests.

     2. Consider the general adequacy of the financial staffing and its compensation and when needed discuss such matters with the Chief Executive Officer.

G.   Special Duties:

     1. Upon request, assist management by appearing before investment, professional, or regulatory bodies in matters dealing with financial statements, internal control, tax treatments, or the accounting policies employed in relation thereto.

     2 Upon request from the Chairman of the Board, Vice President of Finance or Corporate Controller, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

     3. In conjunction with the Company's Counsel, review the compliance of executives with the Company's "Business Conduct Policy".

     4. Work with the Board and management, as requested, on considerations related to the Board's dividend policy.

     5. Review and update its Audit Committee Charter periodically, as conditions dictate.

     6.   As per SEC Item 306 of Regulation S-K and S-B and Item 7(e)(3) of
          Schedule 14A, provide a report for inclusion in the Company's proxy statement that informs stockholders of the Audit Committee's oversight with respect to financial reporting and underscores the importance of the Audit Committee's role.

     7. As per SEC Item 7(e)(3) of Schedule 14A, provide disclosure in the Company's proxy statement that the Audit Committee has a written Charter and include a copy of the Charter as an appendix to the proxy statement at least once every three years.

          Meetings of the Audit Committee will be held quarterly prior to the release of corporate earnings reports and at such other times as shall be required by the Chairman of the Board or the Chairman of the Committee. Two or more committee members shall constitute a quorum.

          At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the Corporate Controller, the representatives of the outside auditor, and such other persons as are appropriate to the matters under consideration.

          At least annually, or upon request of the Chairman of the Committee, the Audit Committee will meet in "executive session" with the outside auditor and with the Vice President of Finance or Corporate Controller to consider all circumstances related to the audit and financial process. At least annually, the Audit Committee shall also meet with the outside auditor without any company officers or employees present.

          Written minutes pertaining to each meeting shall be filed with the Chairman of the Board by the Chairman of the Committee and an oral report shall be presented by the Chairman of the Committee at each Board meeting.



January 1, 2000

                                                                       EXHIBIT B

                            LINDSAY MANUFACTURING CO.

                          2001 LONG-TERM INCENTIVE PLAN

     The Lindsay Manufacturing Co. 2001 Long-Term Incentive Plan (the "Plan"), is hereby adopted by the Board of Directors of Lindsay Manufacturing Co. as of the 18th day of December, 2000.


                                   ARTICLE I

                                    PURPOSE

     SECTION 1.01. OFFICERS AND KEY EMPLOYEES. The Plan is intended to advance the interests of Lindsay Manufacturing Co., its shareholders and its subsidiaries by attracting, retaining and stimulating the performance of officers and other key employees upon whose judgment, initiative and effort Lindsay Manufacturing Co. is largely dependent for the successful conduct of its business, and to encourage and enable such officers and other key employees ("Employee Participants") to acquire and retain a proprietary interest in Lindsay Manufacturing Co. by ownership of its stock. Options granted may, if so intended by the Committee, be Incentive Stock Options designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

     SECTION 1.02. NONEMPLOYEE DIRECTORS. The Plan is also intended to promote the interests of Lindsay Manufacturing Co. by offering nonemployee members of the Board of Directors ("Director Participants") of the Company the opportunity to receive Nonqualified Stock Options to provide them with significant incentives to remain in the service of the Company. Only Nonqualified Stock Options will be granted to Director Participants under this Plan.

                                   ARTICLE II

                                   DEFINITIONS

     "Automatic Grant Date" shall be September 3 of each year, beginning with September 3, 2001, provided, that in the event the Common Stock is not sold in the regular way on the New York Stock Exchange or other national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on September 3 of a particular year, the Automatic Grant Date shall be the first preceding day on which there were such sales. Automatic Grant as used in the Plan shall mean the automatic grant which occurs on the Automatic Grant Date.

     "Award" means a grant of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR or Performance Award under this Plan.

     "Board" means the Board of Directors of the Company.

     "Change in Control" shall mean any one of the following events: (a) a dissolution or liquidation of the Company, (b) a sale of substantially all of the assets of the Company, (c) a merger or combination involving the Company after which the owners of Common Stock of the Company immediately prior to the merger or combination own less than 50% of the outstanding shares of common stock of the surviving corporation, or (d) the acquisition of more than 50% of the outstanding shares of Common Stock of the Company, whether by tender offer or otherwise, by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Compensation Committee of the Board; provided that the Committee is intended to consist solely of persons who, at the time of their appointment, each qualified as a "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934 and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an "Outside Director" under Section 1.162-27(e)(3)(i) of the Treasury Regulations issued under Section 162 of the Code.

     "Common Stock" means the Company's $1.00 par value common stock.

     "Company" means Lindsay Manufacturing Co., a Delaware corporation.

     "Date of Grant" means the date on which an Award is granted under the Plan to an Employee Participant or Director Participant.

     "Director Participant" means a Director who is not an employee of the Company or any of its Subsidiaries to whom a Nonqualified Stock Option, which has not expired, has been granted under the Plan.

     "Employee Participant" means an officer or key employee (or any person who agrees to become an officer or key employee) of the Company or its Subsidiaries to whom an Award, which has not expired, has been granted under the Plan.

     "Fair Market Value" means the last price per share at which the Common Stock is sold in the regular way on the New York Stock Exchange or other national securities exchange or NASDAQ on the Date of Grant or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

     "Incentive Stock Option" means a stock option granted to an Employee Participant under the Plan which is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

     "Long-Term Incentive Plan Agreement" means an agreement between the Company and an Employee Participant or Director Participant under which the Participant may receive an Award under this Plan.

     "Nonqualified Stock Option" means a stock option granted to either an Employee Participant or Director Participant that is not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

     "Option" means a Nonqualified Stock Option or an Incentive Stock Option granted under the Plan. "Options" when granted to Director Participants under the Plan shall be limited to a Nonqualified Stock Options received on an Automatic Grant Date.

     "Performance Award" means a grant of Restricted Stock, SARs, cash payments or stock awards which are contingent on the achievement of performance or other objectives during a specified period.

     "Period of Restriction" means the period starting from the Date of Grant, during which the transfer of shares of Restricted Stock is restricted pursuant to Article VIII of this Plan, or other such period that may be assigned to any Options granted under the Plan.

     "Plan" means the Lindsay Manufacturing Co. 2001 Long-Term Incentive Plan.

     "Restricted Stock" means Common Stock granted to an Employee Participant pursuant to Article VIII of this Plan.

     "Serious Misconduct" means embezzlement or misappropriation of corporate funds, other acts of dishonesty, significant activities harmful to the reputation of the Company or its Subsidiaries, a significant violation of Company or Subsidiary policy, willful refusal to perform or substantial disregard of the duties properly assigned to the Employee or Director Participant, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or its Subsidiaries.

     "Stock Appreciation Right" or "SAR" is the right of an Employee Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Article VII.

     "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 424 of the Internal Revenue Code of 1986.

                                  ARTICLE III

                                  PARTICIPANTS

     SECTION 3.01. EMPLOYEE PARTICIPANTS. The Committee may grant Restricted Stock, Options, or SARs to Employee Participants as it shall determine in its sole discretion from time to time in accordance with the terms and conditions of the Plan.

     SECTION 3.02. DIRECTOR PARTICIPANTS. Automatic grants of Nonqualified Stock Options will be granted to each person who, on or after September 3, 2001, is or becomes a Director Participant as provided in Section 6.02 hereof.

                                   ARTICLE IV

                                 ADMINISTRATION

     SECTION 4.01. COMMITTEE. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine, from among eligible officers and other key employees (or persons who agree to become officers or key employees) those to whom and the time or times at which Awards may be granted to any Employee Participants and the number of shares of Restricted Stock that may be awarded or the number of shares of Common Stock to be subject to each Option or SAR. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Long-Term Incentive Plan Agreement, and to make all the determinations necessary or advisable in the administration of the Plan as it relates to Employee and Director Participants. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons.

     SECTION 4.02. MAJORITY RULE. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

     SECTION 4.03. COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V

                         SHARES OF STOCK SUBJECT TO PLAN

     SECTION 5.01. LIMITATIONS; AGGREGATE. Subject to adjustment pursuant to the provisions of Section 5.04 hereof, the number of shares of Common Stock which may be issued to Employee and Director Participants hereunder shall be 900,000 shares of Common Stock. All such shares may be issued pursuant to Incentive Stock Options. No more than 180,000 shares of Common Stock may be issued to Employee Participants other than as Options having an exercise price of not less than the Fair Market Value of the underlying shares. Such shares may be either authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. Automatic awards of Nonqualified Stock Options to Director Participants shall be counted for purposes of the limitations in this Section 5.01. The number of shares of Common Stock which may be issued to Employee Participants and Director Participants hereunder shall not be increased (except as provided for in Section 5.04 hereto) without the approval of the Company's stockholders. Notwithstanding the foregoing limitations, shares of Common Stock which are again available for grant pursuant to Section 5.03 of this Plan shall not be counted for purposes of the limitations in this Section 5.01.

     SECTION 5.02. LIMITATIONS; INDIVIDUAL. No Employee Participant or Director Participant may receive an Award under this Plan if such Award results in the Employee Participant or Director Participant receiving an Option or Restricted Stock of more than 350,000 shares of Common Stock during any rolling 36-month period. No Employee Participant or Director Participant may receive any cash awards under this Plan in excess of $5,000,000 in any rolling 36-month period.

     SECTION 5.03. RESTRICTED STOCK AND OPTIONS GRANTED UNDER PLAN. Shares of Common Stock with respect to which Restricted Stock shall have vested or Options granted to Employee Participants or Nonqualified Stock Options granted to Director Participants hereunder that have been exercised shall not again be available for grant hereunder; provided, however, that shares of Common Stock exercised and immediately surrendered to the Company as payment of the exercise price or applicable taxes may again be available for grant hereunder. If Restricted Stock or an Option granted to Employee Participants or Nonqualified Stock Options granted to Director Participants hereunder (or such awards which are outstanding as of December 1, 2000 under the Company's Amended and Restated 1988 and 1991 Long-Term Incentive Plans or the stock options for 350,000 shares of Common Stock granted to Richard W. Parod on March 8, 2000) shall terminate for any reason without being wholly vested or exercised, the number of shares to which such Restricted Stock or Option termination relates shall again be available for grant hereunder.

     SECTION 5.04. ANTIDILUTION. In the event that the outstanding shares of Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, or in the event that there should be any other stock splits, stock dividends or other relevant changes in capitalization occurring after the effective date of this Plan:

          (a) The aggregate number and kind of Restricted Stock and shares subject to Options or other Awards which may be granted hereunder shall be adjusted appropriately; and

          (b) Rights under outstanding Restricted Stock and Options or other Awards granted to Employee Participants or Nonqualified Stock Options granted to Director Participants hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately.

     Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Restricted Stock award and Option granted hereunder shall terminate, but the Employee Participant and Director Participant shall have the right, immediately prior to such dissolution, liquidation, merger, or combination, to receive the Common Stock or to exercise any Option in whole or in part, to the extent that it shall not have been exercised, without regard to any vesting restriction or installment exercise provisions.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE VI

                                     OPTIONS

     SECTION 6.01. OPTION GRANT AND AGREEMENT, EMPLOYEE PARTICIPANTS. Each Option granted hereunder to an Employee Participant shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Long-Term Incentive Plan Agreement dated as of the Date of Grant and executed by the Company and the Employee Participant. The Long-Term Incentive Plan Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan.

     SECTION 6.02. AUTOMATIC OPTION GRANT AND AGREEMENT, DIRECTOR PARTICIPANTS.

          (a) A Director Participant who was not a Director on September 3, 2000 will be granted a Nonqualified Stock Option to purchase 25,312 shares of Common Stock as of the Automatic Grant Date first occurring after he or she is first appointed or elected to the Board of Directors. All such Nonqualified Stock Options shall have an exercise price equal to the Fair Market Value per share as of the applicable Automatic Grant Date.

          (b) Director Participants as of each Automatic Grant Date after the first Automatic Grant Date on which a Director Participant receives a grant pursuant to Section 6.02(a) or under the Lindsay Manufacturing Co. Amended and Restated 1991 Long-Term Incentive Plan will be granted a Nonqualified Stock Option to purchase 5,062 shares of Common Stock. All such Nonqualified Stock Options shall have an exercise price equal to the Fair Market Value per share as of the applicable Automatic Grant Date.

          (c) Nonqualified Stock Options granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Long-Term Incentive Plan Agreement dated as of the Automatic Grant and executed by the Company and the Director Participant. The Long-Term Incentive Plan Agreement shall set forth such terms and conditions as consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan.

     SECTION 6.03. EXERCISE PRICE.

          (a) The exercise price per share for all Options issued under the Plan shall be determined by the Committee in its discretion, and may be at, below or above the Fair Market Value except that:

               (i) the exercise price of any Incentive Stock Option shall equal or exceed the Fair Market Value of the Common Stock as of the Date of Grant;

               (ii) the exercise price for any Incentive Stock Option granted to a "10% owner" (as defined in Article IX) shall be determined as provided in Article IX(a) hereof; and

               (iii) the exercise price of any Nonqualified Stock Option granted to a Director Participant shall be the Fair Market Value as of the applicable Automatic Grant Date.

          (b) The Committee shall not without the approval of the Company's stockholders:

               (i) reduce the exercise price of an Option; or

               (ii) cancel or settle for cash or other consideration an outstanding Option and grant a replacement Option at a lower exercise price, with six months before or after the cancellation.

     SECTION 6.04. OPTION PERIOD; EMPLOYEE PARTICIPANT. Options may be granted to Employee Participants at any time after the effective date of the Plan and prior to the termination of the Plan, provided that the period during which each Option may be exercised shall be not later than 10 years from the date such Option is granted; and provided further that Incentive Stock Options granted to a "10% owner" (as defined in Article IX) must be exercised within five years from the Date of Grant thereof. The period for the exercise of each Option shall be determined by the Committee.

     SECTION 6.05. OPTION PERIOD; DIRECTOR PARTICIPANTS. Nonqualified Stock Options will be granted to Director Participants as provided in Section 6.02 on each Automatic Grant Date occurring prior to termination of the Plan. Nonqualified Stock Options may be exercised as provided for in 6.06(c). The period during which each Nonqualified Stock Option may be exercised shall not be later than 10 years from the Date of Grant thereof.

     SECTION 6.06. OPTION EXERCISE BY DIRECTOR PARTICIPANT OR EMPLOYEE PARTICIPANT.

          (a) Options granted hereunder may not be exercised unless and until the Employee Participant shall have been or remained in the employ of the Company or its Subsidiaries, or Director Participant shall have been or remained a Director of the Company, for six months (or such longer time as may be established by the Committee) from and after the Date of Grant, except as otherwise provided in the Plan.

          (b) Options may be exercised in whole or part (but only with respect to whole shares of Common Stock and only for a minimum of 100 shares of Common Stock) at any time within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option delivered to the Secretary of the Company at its principal executive offices.

          (c) Unless otherwise determined by the Committee, Options granted to a Director Participant pursuant to Section 6.02 will become exercisable by him at the rate of 20% per year beginning on the first anniversary of the applicable Automatic Grant Date and continuing at the rate of 20% per year thereafter, subject to other provisions as provided in the Plan.

          (d) The Committee may impose such restrictions or conditions on the exercise of any Option or on any shares of Common Stock acquired pursuant to the exercise of an Option under this Plan as it may deem advisable, including, without limitation, restrictions imposed by applicable federal or state securities laws or the requirements of any stock exchange on which such shares of Common Stock are then listed. In that regard, the Committee may require as a condition to the exercise of any Option that the exercising Employee Participant or Director Participant (or his heirs, legatees, or legal representative, as the case may be) deliver to the Company a written representation of present intention to purchase the Common Stock for investment purposes only and not with a view for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate evidencing the Common Stock issued upon the exercise of such Option.

     SECTION 6.07. PAYMENT. The exercise price for shares of Common Stock purchased upon exercise of Options by Employee Participants or Director Participants shall be paid in cash, in shares of Common Stock of the Company (not subject to limitations on transfer) valued at the then Fair Market Value of such shares, in a combination of cash and Common Stock, or in any other manner approved by the Committee. In addition to, and at the time of payment of, the exercise price, Employee Participants and Director Participants shall pay to the Company in cash or in Common Stock of the Company the full amount of all federal and state withholding or other employment taxes applicable to the taxable income resulting from such exercise. Notwithstanding the foregoing, no shares of Common Stock of the Company may be used as payment of the exercise price of any Option or for withholding and other employment taxes unless such shares have been owned by the Employee Participant or Director Participant for at least 6 months prior to exercise of the Options.

     SECTION 6.08. NONTRANSFERABILITY OF OPTION. No Option shall be transferred by an Employee Participant or Director Participant otherwise than by will or the laws of descent and distribution or designation of a beneficiary in a form acceptable to the Committee. During the lifetime of an Employee Participant or Director Participant the Option shall be exercisable only by him, or, in the case of an Employee Participant or Director Participant who is mentally incapacitated, the Option shall be exercisable by his guardian or legal representative. Notwithstanding the foregoing, the Committee may approve certain transfers of Nonqualified Stock Options to a family member or trust benefiting a family member of an Employee Participant or Director Participant.

     SECTION 6.09. EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYEE PARTICIPANT.

          (a) Except as otherwise provided in this Section 6.09, if, prior to a date six months from the Date of Grant of an Option (or such longer time as may be established by the Committee), an Employee Participant's employment with the Company and its Subsidiaries shall be terminated by the Company or Subsidiary for any reason, or by the act of the Employee Participant, the Employee Participant's right to exercise such Option shall terminate and all rights thereunder shall cease, unless otherwise determined by the Committee.

          (b) If, on or after six months from the Date of Grant of an Option (or such longer time as may be established by the Committee), an Employee Participant's employment with the Company or its Subsidiaries shall be terminated for any reason other than death, retirement, permanent and total disability or serious misconduct, the Employee Participant shall have the right, during the period ending upon the shorter of 60 days after such termination or the remaining time available under the Option, to exercise such Option to the extent that it was exercisable at the date of such termination of employment and shall not have been exercised, unless otherwise determined by the Committee.

          (c) If an Employee Participant shall die while in the employ of the Company or its Subsidiaries or within 60 days after termination of such employment, the executor or administrator of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution or pursuant to a proper designation of beneficiary by the Employee Participant shall have the right, during the period ending upon the shorter of one year after the date of the Employee Participant's death or the remaining time available under the Option, to exercise the Employee Participant's Option to the extent that it was exercisable at the date of death and shall not have been exercised, unless otherwise determined by the Committee.

          (d) If an Employee Participant shall retire after attaining age 65 or become permanently and totally disabled while in the employ of the Company, the Employee Participant (or in the case of an Employee Participant who is mentally incapacitated, his guardian or legal representative) shall have the right, during a period ending upon the shorter of one year after such retirement or permanent and total disability or the remaining time available under the Option, to exercise such Option to the extent that it was exercisable at the date of termination of employment due to retirement or permanent and total disability and shall not have been exercised, unless otherwise determined by the Committee.

          (e) If an Employee Participant's employment with the Company or its Subsidiaries shall be terminated by the Company or a Subsidiary for Serious Misconduct, the Employee Participant's right to exercise any Option shall immediately terminate and all rights thereunder shall cease, unless otherwise determined by the Committee.

          (f) No transfer of an Option by an Employee Participant shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such other evidence as the Committee may reasonably deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     SECTION 6.10. EFFECT OF DEATH OR OTHER TERMINATION OF DIRECTOR PARTICIPANT.

          (a) Except as otherwise provided in this Section 6.10 and Section 11.04, if, prior to a date six months from an Automatic Grant Date relating to any Nonqualified Stock Option, a Director Participant ceases to be a member of the Company's Board of Directors for any reason, the Director Participant's right to exercise such Nonqualified Stock Option shall terminate and all rights thereunder shall cease, unless otherwise determined by the Committee.

          (b) If, on or after six months from an Automatic Grant Date relating to any Nonqualified Stock Option, a Director Participant ceases to be a member of the Company's Board of Directors for any reason other than death, retirement, permanent and total disability or serious misconduct, the Director Participant shall have the right, during the period ending upon the shorter of 60 days after such termination or the remaining time available under the Nonqualified Stock Option, to exercise such Nonqualified Stock Option to the extent that it was exercisable at the date of such cessation of membership and shall not have been exercised, unless otherwise determined by the Committee.

          (c) If a Director Participant shall die while a Director of the Company or within 60 days after termination as a Director of the Company, the executor or administrator of the estate of the decedent or the person or persons to whom any Nonqualified Stock Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution or pursuant to a proper designation of beneficiary by the Director Participant shall have the right, during the period ending upon the shorter of one year after the date of the Director Participant's death or the remaining time available under the Nonqualified Stock Option, to exercise any Nonqualified Stock Option to the extent that it was exercisable at the date of death and shall not have been exercised, unless otherwise determined by the Committee.

          (d) If a Director Participant shall retire after attaining age 70 or become permanently and totally disabled while a Director of the Company, the Director Participant (or in the case of a Director Participant who becomes mentally incapacitated, his guardian or legal representative) shall have the right, during the period ending upon the shorter of 60 days after such retirement or permanent and total disability or the remaining time available under the Nonqualified Stock Option, to exercise such Option to the extent that it was exercisable at the date of termination as a Director due to retirement or permanent and total disability and shall not have been exercised, unless otherwise determined by the Committee.

          (e) If a Director Participant's membership on the Board of Directors shall be terminated by the Company for Serious Misconduct, the Director Participant's right to exercise any Nonqualified Stock Option shall immediately terminate and all rights thereunder shall cease, unless otherwise determined by the Committee.

          (f) No transfer of a Nonqualified Stock Option by a Director Participant shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of a Nonqualified Stock Option.

     SECTION 6.11. RIGHTS AS SHAREHOLDER; EMPLOYEE PARTICIPANT. An Employee Participant or a transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

     SECTION 6.12. RIGHTS AS SHAREHOLDER; DIRECTOR PARTICIPANT. A Director Participant or a transferee of a Nonqualified Stock Option shall have no rights as a shareholder with respect to any shares subject to such Nonqualified Stock Option prior to the purchase of such shares by exercise of such Nonqualified Stock Option as provided herein. Nothing contained herein or in any Long-Term Incentive Plan Agreement shall be construed or interpreted so as to affect adversely or otherwise impair the right to remove any Director Participant from service on the Board of Directors of the Company at any time in accordance with the provisions of applicable law.

                                  ARTICLE VII

                            STOCK APPRECIATION RIGHTS

     SECTION 7.01. SAR GRANTS. An SAR may be granted to Employee Participants
(a) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the Option), or (b) alone, without reference to any related Option. Each SAR granted by the Committee under this Plan shall be subject to the terms and conditions contained in this Article VIII.

     SECTION 7.02. NUMBER. Each SAR granted to any Employee Participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 5.04. In the case of an SAR granted with respect to an Option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the Employee Participant exercises the related Option.

     SECTION 7.03. DURATION. Subject to earlier termination as provided in
Section 6.04 or 6.09(e), the term of each SAR shall be determined by the Committee, but shall not exceed 10 years from the Date of Grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the Option, if any, to which it relates is exercisable. No SAR may be exercised during the first six months of its term (or such longer period as may be established by the Committee), unless otherwise determined by the Board. Except as provided in the preceding sentence, the Committee may in its discretion accelerate the exercisability of any SAR in the manner described in Section 6.04.

     SECTION 7.04. EXERCISE. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the Employee Participant wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising Employee Participant certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.05.

     SECTION 7.05. PAYMENT. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers of the Company, shall comply with all requirements of the Securities Exchange Act of 1934, as amended, and regulations adopted thereunder), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

          (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (i) in the case of an SAR related to an option, the purchase price of the shares of Common Stock under the Option or (ii) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 5.04); by

          (b) the Fair Market Value of a share of Common Stock on the exercise date.

     In lieu of issuing only shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash or any combination of cash or Common Stock equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

          SECTION 7.06. EMPLOYMENT TAXES. The Company shall retain the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Employee Participant resulting from the exercise of the SAR.

                                  ARTICLE VIII

                                RESTRICTED STOCK

     SECTION 8.01. GRANT OF RESTRICTED STOCK. The Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Employee Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Long-Term Incentive Plan Agreement dated as of the Date of Grant and executed by the Company and the Employee Participant. The Long-Term Incentive Plan Agreement shall specify the Period(s) of Restriction and the time or times at which such period(s) shall lapse with respect to a specified number of shares of Restricted Stock and shall set forth such other terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan. The Periods of Restriction shall not exceed 10 years from the Date of Grant of the Restricted Stock.

     SECTION 8.02. NONTRANSFERABILITY. Except as provided in Section 8.08 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be specified in the Long-Term Incentive Plan Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Long-Term Incentive Plan Agreement.

     SECTION 8.03. OTHER RESTRICTIONS. The provisions of Section 6.06(d) shall be applicable to grants of Restricted Stock.

     SECTION 8.04. VOTING RIGHTS. Employee Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

     SECTION 8.05. DIVIDENDS, STOCK SPLITS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Employee Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends, stock splits and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, those shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

     SECTION 8.06. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event that an Employee Participant terminates his employment on or after his sixty-fifth birthday, the Periods of Restriction applicable to the Restricted Stock pursuant to Section 8.02 hereof shall lapse automatically and, except as otherwise provided in Section 8.03, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable. In the event that an Employee Participant terminates his employment with the Company or its Subsidiaries by retiring prior to his sixty-fifth birthday, all shares of Restricted Stock shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion may waive the restrictions remaining on any or all shares of Restricted Stock.

     SECTION 8.07. TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event an Employee Participant's employment with the Company or its Subsidiaries terminates because of his death or permanent and total disability during the Periods of Restriction, the restrictions applicable to the shares of Restricted Stock pursuant to Section 8.02 hereof shall lapse automatically and the shares of Restricted Stock shall thereby be free of restrictions and freely transferable.

     SECTION 8.08. TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY, OR RETIREMENT. In the event that an Employee Participant's employment with the Company or its Subsidiaries is voluntarily terminated by the Employee Participant for any reason other than those set forth in Section 8.06 and 8.07 during the Periods of Restriction, any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company. In the event of termination of the employment of an Employee Participant by the Company other than a termination for serious misconduct as defined in Section 6.09(e), the Committee in its sole discretion may waive the automatic forfeiture of any or all Restricted Stock and may waive any and all restrictions.

     SECTION 8.09. EMPLOYMENT TAXES. The Company shall retain the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Employee Participant resulting from such exercise.

                                   ARTICLE IX

                               TEN-PERCENT OWNERS

     Notwithstanding any other provisions of this Plan, the following terms and conditions shall apply to Incentive Stock Options granted hereunder to a "10% owner." For this purpose, a "10% owner" shall mean an Employee Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary. With respect to a 10% owner:

          (a) the price at which shares of stock may be purchased under an Incentive Stock Option granted pursuant to this Plan shall be not less than 110% of the Fair Market Value thereof; and

          (b) the period during which any such Incentive Stock Option may be exercised, to be fixed by the Committee in the manner described in Section 6.04, above, shall expire not later than five years from the date the Incentive Stock Option is granted.

                                   ARTICLE X

                                  ANNUAL LIMITS

     Incentive Stock Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise Incentive Stock Options, in any calendar year, for the purchase of shares having a Fair Market Value in excess of $100,000 (determined at the time of the grant of the Incentive Stock Options). An Employee Participant hereunder may exercise Incentive Stock Options for the purchase of shares valued in excess of $100,000 (determined at the time of grant of the Incentive Stock Options) in a calendar year, but only if the right to exercise such Incentive Stock Options shall have first become available in prior calendar years. Nothing in this Article X is intended to prohibit an Employee Participant from exercising all of his Incentive Stock Options which may be accelerated as a result of a Change in Control.

                                   ARTICLE XI

                           OTHER TERMS AND CONDITIONS

     SECTION 11.01. INCENTIVE STOCK OPTIONS. Any Incentive Stock Option granted hereunder shall contain such other and additional terms, not inconsistent with the terms of this Plan, which are deemed necessary or desirable by the Committee, which such terms, together with the terms of this Plan, shall constitute such Incentive Stock Option as an "Incentive Stock Option" within the meaning of Section 422 of the Code and lawful regulations thereunder.

     SECTION 11.02. PERFORMANCE AWARDS. The Committee may designate whether any Performance Award to any Employee Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Performance Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code. The performance measures that may be used by the Committee for such Performance Awards shall be based on any one or more of the following, as selected by the Committee: earnings per share and/or growth in earnings per share in relation to target objectives, excluding the effect of extraordinary or nonrecurring items; operating cash flow and/or growth in operating cash flow in relation to target objectives; cash available in relation to target objectives; net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items; revenue and/or growth in revenue in relation to target objectives; total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives; economic value added; stock price; return on invested capital in relation to target objectives; return on shareholder equity in relation to target objectives; return on assets in relation to target objectives; and return on common book equity in relation to target objectives.

     If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the Performance Goals are no longer suitable, the Committee may in its discretion modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, with respect to a period as the Committee deems appropriate and equitable. For Performance Awards intended to be "performance-based compensation" the grant of the Performance Awards and the establishment of the performance measures shall be made during the period required under Section 162(m) of the Code.

     SECTION 11.03. DIVIDENDS AND DIVIDEND EQUIVALENTS. An Award may provide an Employee Participant or Director Participant with the right to receive dividend payments or dividend equivalent payments with respect to Common Stock subject to the Award (both before and after the Common Stock subject to the Award is earned, vested or acquired), which payments may be either made currently or credited to an account for such Employee Participant or Director Participant, and may be settled in cash or shares of Common Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in shares of Common Stock.

     SECTION 11.04. CHANGE IN CONTROL. Notwithstanding any other provision of this Plan to the contrary, all unvested or unexercisable Awards shall automatically vest and become exercisable without further action by the Board or Committee upon a Change in Control, except as may be otherwise provided in any Long-Term Incentive Plan Agreement.

                                  ARTICLE XII

                               STOCK CERTIFICATES

     SECTION 12.01. CONDITIONS. The Company shall not be required to issue or deliver any certificate for shares of Common Stock received pursuant to a grant of Restricted Stock or other Award purchased upon the exercise of any Option granted to Employee Participants or Nonqualified Stock Options granted to Director Participants hereunder or any portion thereof prior to fulfillment of all of the following conditions:

          (a) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

          (b) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

          (c) The lapse of such reasonable period of time following the Period of Restriction or the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience;

          (d) Satisfaction by the Employee Participant or Director Participant of all applicable withholding taxes or other withholding liabilities; and

          (e) Specific requirements as provided for in Section 6.06(d).

     SECTION 12.02. LEGENDS. The Company reserves the right to legend any certificate for shares of Common Stock conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

                                  ARTICLE XIII

                TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

     The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action shall impair the rights of any holder of an Award theretofore granted; and further provided, that no such action of the Board or Committee without approval of the shareholders of the Company may: (a) increase the total number of shares of Common Stock subject to the Plan, except as contemplated in Sections 5.03 and 5.04 hereof or (b) amend Sections 5.01 or 6.03 of this Plan.

     No termination, amendment, or modification of the Plan shall in any manner adversely affect any Restricted Stock or Option theretofore granted under the Plan without the consent of the Employee Participant or Director Participant holding such Restricted Stock or Option.

                                  ARTICLE XIV

                                  MISCELLANEOUS

     SECTION 14.01. EMPLOYMENT OR BOARD MEMBERSHIP. Nothing in the Plan or in any Award granted hereunder or in any Long-Term Incentive Plan Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary, or any Director the right to remain on the Board of the Company.

     SECTION 14.02. OTHER COMPENSATION PLANS. Except as provided in Section
14.08 hereof, the adoption of the Plan shall not affect any other stock option or long-term incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     SECTION 14.03. PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the Company, its successors and assigns, and on each Employee Participant or Director Participant, his executor, administrator and permitted transferees.

     SECTION 14.04. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     SECTION 14.05. HEADINGS NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

     SECTION 14.06. REPURCHASE OF SHARES. Nothing contained herein or in any Long-Term Incentive Plan Agreement shall create an obligation on the part of the Company to repurchase any shares of Common Stock issued hereunder.

     SECTION 14.07. EFFECTIVE DATE. Subject to the approval of the Company's stockholders prior to December 1, 2001, the Plan shall be effective as of December 1, 2000; provided, however, that to the extent Awards are granted under the Plan prior to its approval by the Company's stockholders, the Awards shall be contingent on approval of the Plan by the Company's stockholders prior to December 1, 2001.

     SECTION 14.08. PRIOR PLANS. Upon shareholder approval of this Plan pursuant to Section 14.07, no new awards will be granted under the Company's 1988 and 1991 Long-Term Incentive Plans, and any awards for shares of stock granted under those Plans after December 1, 2000 will reduce the number of shares available under this Plan.

                                 REVOCABLE PROXY

                            LINDSAY MANUFACTURING CO.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LINDSAY MANUFACTURING CO. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 30, 2001 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby authorizes the Board of Directors of Lindsay Manufacturing Co. (the "Company"), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska, on Tuesday, January 30, 2001, at 8:30 a.m., Central Standard Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.

     1.  ELECTION OF DIRECTOR.

           [ ]   FOR the nominee listed below for term to expire in 2004

           [ ]   WITHHOLD AUTHORITY to vote for the nominee listed below

                                Howard G. Buffett

     2.       APPROVAL OF 2001 LONG-TERM INCENTIVE PLAN.

     [ ]  FOR                     [ ]  AGAINST                 [ ]  ABSTAIN

     3. AUDITORS. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending August 31, 2001.

     [ ]  FOR                     [ ]  AGAINST                 [ ]  ABSTAIN

     4. To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof of which management did not have written notice of on January 5, 2001.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEE FOR DIRECTOR, FOR THE APPROVAL OF 2001 LONG-TERM INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

               (continued and to be signed on the reverse hereof)

                           (continued from other side)

     This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for January 30, 2001 and the Proxy Statement for the Annual Meeting prior to the signing of this proxy.

                                        Dated:                        ,        .
                                              ------------------------  -------


                                        ----------------------------------------
                                                     (Signature)


                                        ----------------------------------------
                                               (Signature if held jointly)

                                        Please sign exactly as name appears on
                                        this proxy. When shares are held by
                                        joint tenants, both should sign. When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give your full title. If a
                                        corporation, please sign in full
                                        corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.